                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 27, 2002


                                 FLEXXTECH, INC.
               (Exact name of Registrant as specified in charter)


Nevada                        000-25499                   88-0390360
(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                         Identification Number)


                              577 W. Century Blvd.
                                    Suite 775
                          Los Angeles, California 90045
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (310) 342-07914

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         This Amended Current Report is being filed to include the audited financial statements of Primavera Corporation, the parent company of North Texas Circuit Board Company, Inc. by our wholly-owned subsidiary, Flexxtech Holdings, Inc. The acquisition of Primavera Corporation and the related documents was filed on Form 8-K on December 4, 2000 and the pro-forma financial statements for the acquisition was Filed on Form 8-K on April 10, 2001

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Primavera Corporation:

We have audited the accompanying consolidated balance sheet of Primavera Corporation (a Texas corporation) (the "Company") as of June 30, 2000, and the related consolidated statements of operations, stockholders' deficit and cash flows for the period from April 26, 2000 (date of inception) to June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Primavera Corporation as of June 30, 2000, and the consolidated results of its operations and its cash flows for the period from April 26, 2000 (date of inception) to June 30, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred a net loss of $251,322 during the period ended June 30, 2000. The company's current liabilities exceed its current assets by $1,740,866 and total liabilities exceed its total assets by $250,122 at June 30, 2000. These factors, among others, as discussed in Note 3 to the financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California
September 29, 2000, except note 12, for which the date is November 1, 2000.

                       PRIMAVERA CORPORATION & SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2000


                                     ASSETS
                                     ------

CURRENT ASSETS:
   Cash & cash equivalents                                          $    70,273
   Accounts receivable, net of allowance for
     bad debts of $25,303                                             1,618,326
   Prepaid Expenses                                                      12,863
   Inventory                                                            811,497
                                                                    ------------
         Total current assets                                         2,512,959

PROPERTY AND EQUIPMENT, NET                                           1,514,358

                                                                    ------------
                                                                    $ 4,027,317
                                                                    ============

                     LIABILITIES AND STOCKHOLDERS' DEFICIT
                     -------------------------------------

CURRENT LIABILITIES:
   Overdraft                                                        $   139,598
   Accounts payable                                                   1,548,597
   Accrued expenses                                                      46,921
   Notes Payable - Current                                            2,465,750
   Capital lease obligations-current                                     32,159
   Loans from stockholders                                               20,800
                                                                    ------------
         Total current liabilities                                    4,253,825

LONG-TERM LIABILITIES
   Capital lease obligation                                              23,614

COMMITMENTS (SEE NOTES)

STOCKHOLDERS' DEFICIT:
   Common stock, no par value; 1,000 shares                               1,200
     authorized; issued and outstanding 80
   Accumulated deficit                                                 (251,322)
                                                                    ------------
         Total stockholders' deficit                                   (250,122)
                                                                    ------------
         Total liabilities and stockholders' deficit                $ 4,027,317
                                                                    ============

              The accompanying notes are an integral part of these
                       consolidated financial statements

                       PRIMAVERA CORPORATION & SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
            FROM APRIL 26, 2000 (DATE OF INCEPTION) TO JUNE 30, 2000


NET REVENUE                                                         $ 1,130,549

COST OF GOODS SOLD                                                      920,149

                                                                    ------------
GROSS PROFIT                                                            210,400

Operating expenses:
            Selling, General and administrative                         101,003

                                                                    ------------

INCOME FROM OPERATIONS                                                  109,397

Non- operating expenses:
            Interest expenses                                           (33,049)
            Loss on disposal of land and building                      (327,670)
                                                                    ------------
Total non-operating income (expenses)                                  (360,719)

                                                                    ------------
NET LOSS                                                            $  (251,322)
                                                                    ============

                                                                    ------------
WEIGHTED AVERAGE SHARES OF COMMON STOCK
  OUTSTANDING, BASIC & DILUTED                                               80
                                                                    ============

                                                                    ------------
BASIC & DILUTED NET  INCOME (LOSS) PER SHARE                        $ (3,141.53)
                                                                    ============

              The accompanying notes are an integral part of these
                       consolidated financial statements

                               PRIMAVERA CORPORATION & SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
                    FROM APRIL 26, 2000 (DATE OF INCEPTION) TO JUNE 30, 2000

                                        COMMON STOCK
                                  --------------------------
                                  NUMBER OF          PAR         ACCUMULATED     STOCKHOLDERS'
                                   SHARES           VALUE          DEFICIT      EQUITY (DEFICIT)
                                  ----------      ----------      ----------       ----------
Issuance of shares                       80       $   1,200       $      --        $   1,200

Net loss for the year ended              --              --        (251,322)        (251,322)

                                  ----------      ----------      ----------       ----------
Balance January 31, 1999                 80       $   1,200       $(251,322)       $(250,122)
                                  ==========      ==========      ==========       ==========

                     The accompanying notes are an integral part of these
                              consolidated financial statements

                                               4

                       PRIMAVERA CORPORATION & SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
            FROM APRIL 26, 2000 (DATE OF INCEPTION) TO JUNE 30, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Loss                                                           $(251,322)
   Adjustments to reconcile net loss to net cash provided
     by operating activities:
             Depreciation and amortization                               41,129
             Loss on disposal of land and building                      327,670
             (Increase) / decrease in current assets:
                        Accounts receivable                              35,301
                        Inventory                                        (8,497)
                        Prepaid expenses                                  5,137
             Increase / (decrease) in current liabilities:
                        Overdraft                                         4,598
                        Accounts payable                                 49,597
                        Accrued expenses                                (43,486)
                                                                      ----------
             Net cash provided by operating activities                  160,127
                                                                      ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Issuance of shares capital                                             1,200
   Notes payable                                                       (111,537)
   Loans from stockholders                                               20,483
                                                                      ----------
   Net cash used in financing activities                                (89,854)
                                                                      ----------

NET INCREASE IN CASH                                                     70,273

CASH, BEGINNING BALANCE                                                      --

                                                                      ----------
CASH, ENDING BALANCE                                                  $  70,273
                                                                      ==========

              The accompanying notes are an integral part of these
                       consolidated financial statements

                      PRIMAVERA CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2000


1.       DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Primavera Corporation ("the Company"), was incorporated in the state of Texas on April 26, 2000. The Company's activities from inception until June 30, 2000 consisted primarily of an acquisition, and maintaining the business entity. The Company had only nominal net assets and insignificant operational activities through June 30, 2000.

The Company is a holding Company which operates primarily through its wholly owned subsidiary, North Texas Circuit Board Co., Inc. ("NTCB"), which was incorporated in 1978 in state of Texas. NTCB manufactures printed circuit boards. The products are sold through its distribution center in Irving, Texas utilizing outside sales people. Deliveries are made primarily throughout the United States. Pursuant to an acquisition agreement, dated May 11, 2000, the Company acquired 1,000 new capital shares of NTCB representing one hundred percent (100%) of the common shares outstanding of the Company to Primavera Corporation for $1,000. As a part of the acquisition agreement, NTCB acquired and retired all the outstanding shares owned by prior shareholders in exchange for land and building of the company. On June 15, 2000, the Company contributed $250,000 in capital to NTCB.

The accompanying consolidated financial statements of the Company and its subsidiary have been prepared in accordance with generally accepted accounting principles. All significant inter-company balances and transactions have been eliminated in consolidation.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

CASH AND CASH EQUIVALENTS

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PROPERTY & EQUIPMENT

Property and equipment is carried at cost. Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

INCOME TAXES

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws

                      PRIMAVERA CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2000


and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

BASIC AND DILUTED NET LOSS PER SHARE

Net loss per share is calculated in accordance with the Statement of financial accounting standards No. 128 (SFAS No. 128), "Earnings per share". SFAS No. 128 superseded Accounting Principles Board Opinion No.15 (APB 15). Net loss per share for all periods presented has been restated to reflect the adoption of SFAS No. 128. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

COMPREHENSIVE INCOME

Statement of financial accounting standards No. 130, Reporting comprehensive income (SFAS No. 130), establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity, except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in financial statements that are displayed with the same prominence as other financial statements. The implementation of this standard did not have a material impact on the Company's financial statements.

REPORTING SEGMENTS

Statement of financial accounting standards No. 131, Disclosures about segments of an enterprise and related information (SFAS No. 131), which superceded statement of financial accounting standards No. 14, Financial reporting for segments of a business enterprise, establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as

                      PRIMAVERA CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2000


components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performances. The implementation of this standard did not have a material impact on the Company's financial statements.

COSTS OF START-UP ACTIVITIES

In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the costs of start-up activities", effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. The implementation of this standard did not have a material impact on the Company's financial statements.

REVENUE RECOGNITION

The Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin
(SAB) 101, "Revenue Recognition in Financial Statements," in December 1999. The SAB summarizes certain of the SEC staff's views in applying generally accepted accounting principles ("GAAP") to revenue recognition in financial statements. The management of the Company believes its revenue recognition policies are in accordance with the relevant accounting pronouncements. The Company recognizes revenue at the time of shipments, net of sales returns and allowances. Expenses are recognized in the period in which the corresponding liability is incurred.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. The allowance for doubtful accounts at June 30, 2000 was $25,303 for trade receivables.

ADVERTISING

The Company expenses advertising costs as incurred.

INVENTORY

Inventory is valued at the lower of cost or market value. Cost is determined using the first-in, first-out method. Inventory at June 30, 2000 consisted of:

         Raw materials                                         $330,967
         Work-in-process                                        457,050
         Gold Tank                                               23,480
                                                               ---------
                                                               $811,497
                                                               =========

                      PRIMAVERA CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2000


RISKS AND UNCERTAINTIES

In the normal course of business, the Company is subject to certain risks and uncertainties:

The Company provides its product on unsecured credit to most of its customers, the majority of which are in the defense industry. Consequently, the Company's ability to collect the amounts due from customers is affected by the economic fluctuations in that industry.


3.       GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has incurred net losses from inception to June 30, 2000 of $251,322. The continuing losses have adversely affected the liquidity of the Company. The Company's total liabilities exceed its total assets by $250,122 at June 30, 2000. The Company faces continuing significant business risks, including but not limited to, its ability to maintain vendor and supplier relationships by making timely payments when due.

In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. Management devoted considerable effort during the period ended June 30, 2000, towards (i) obtaining additional equity financing (ii) reduction of salaries and general and administrative expenses
(iii) management of accounts payable and (iv) evaluation of its distribution and marketing methods.


4.       PROPERTY AND EQUIPMENT

         Machinery and equipment                             $2,030,592
         Furniture & fixtures                                   121,031
         Computer software                                      141,893
         Transportation equipment                                69,530
                                                             -----------
                                                              2,363,046
         Less Accumulated Depreciation                          848,688
                                                             -----------
                                                             $1,514,358
                                                             ===========

                      PRIMAVERA CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2000


5.       NOTES PAYABLE

Lender                         Terms                                                        Current       Long-term
------                         -----                                                        -----------   ---------
Comerica Bank                  Due on demand  unpaid  balance plus interest at              $  823,130           -
                               lower of Maximum rate defined as maximum
                               nonuserous rate of interest or prime rate plus
                               2%. The interest rate is subject to changes under
                               various conditions. The note and other debtness
                               to the bank are secured by assets of the Company.

Comerica Bank                  Receivable  line of credit,  payable on demand,               1,392,620           -
                               unpaid balance plus interest at lower of Maximum
                               rate defined as maximum nonuserous rate of
                               interest or prime rate plus 2%. The interest rate
                               is subject to changes under various conditions.
                               The note and other debtness to the bank are
                               secured by assets of the Company. The note is
                               personally guaranteed by the president of NTCB.

Legacy Bank of Texas           Bridge  Financing  - Due on  demand.  Bears  an                 200,000           -
                               interest rate of 1% plus prime rate (9.5% at
                               June 30, 2000). Guaranteed by all the
                               shareholders of the company on June 9, 2000.

BECO M-A, L.P                  Note Payable to an affiliated company related                    50,000           -
                               through common ownership. Due on demand,
                               unsecured and bears an inteerst rate of 9% per
                               year.
                                                                                            -----------   ---------
Total- Current                                                                              $2,465,750           -
                                                                                            ===========   =========


6.       CAPITAL LEASE OBLIGATIONS

At June 30, 2000, the Company had the following capital lease:

        Lessor     Payments      Monthly         Security          Interest Rate
        ------     --------      -------         --------          -------------

      CIT Group       60         $2,955     Pumiflex SHD/A/Prime/      9.44%
                                               Aluminum Oxide

The equipment is recorded as Machinery & equipment in the balance sheet and the amortization is included in depreciation expense.

                      PRIMAVERA CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2000


A schedule of maturities is as follows:

                 Twelve months ended June 30                    Amount
                           2001                                $ 32,159
                           2002                                  23,614
                                                               ---------
                           Total                               $ 55,773
                                                               =========


7.       INCOME TAXES

No provision was made for Federal income tax since the Company has significant net operating loss carryforwards. Through June 30, 2000, the Company incurred net operating losses for tax purposes of approximately $250,953. Differences between financial statement and tax losses consist primarily of amortization, allowance for doubtful accounts. The net operating loss carryforwards may be used to reduce taxable income through the year 2016.

The gross deferred tax asset balance as of June 30, 2000 was approximately $100,381. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carrytforwards can not reasonably be assured. There was no significant difference between reportable


8.       CONTRACTS AND AGREEMENTS

Lease - The Company leases its office and business facilities in Irving, Texas under a lease agreement for two years beginning May 2000, for $10,000 per month, with an option to renew the lease for three additional years at a rental rate of $12,500 per month. The Company shall have an option to purchase the property for $690,000 during the initial two-year rental term and for $750,000 during the 3-year renewal period.


9.       RELATED PARTY TRANSACTIONS

In normal course of business, the Company purchases and sells inventory and services from a Company affiliated through ownership by an officer of NTCB. The total of all the transactions is immaterial to the financial statements.

At June 30, 2000, the Company had an account receivable of $148,967 from an officer of NTCB and a note receivable of $100,000 from the officer of NTCB. The note carries an interest rate of 6% per annum and is due on January 15, 2001.


10.      SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

                      PRIMAVERA CORPORATION AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2000


The Company did not pay any amount for income tax during the period ended June 30, 2000. The Company paid interest of $39,199 during the period ended June 30, 2000. The cash flows statement does not include non-cash transaction of acquisition of North Texas Circuit Board Co., Inc. on May 11, 2000.

The acquisition was accounted for as follows:

         Total current assets acquired                            $2,463,627
         Property & Equipment less land & Building acquired        1,765,000
         Other assets acquired                                        10,000
                                                                  -----------
         Total Assets acquired                                     4,238,627
         Total liabilities assumed                                 3,997,000
                                                                  -----------
         Negative Goodwill                                        $  241,627
                                                                  ===========

In accordance with APB 16, negative Goodwill was adjusted by reducing values of the non-current assets acquired.


11.      ACQUISITION

Effective May 11, 2000, the Company acquired North Texas Circuit Board Co., Inc.(NTCB). The acquisition was consummated by issuance of 1000 new capital shares to the Company for a consideration of $1,000 cash paid into NTCB. As a part of the acquisition agreement, NTCB reacquired and terminated all the previously issued shares from its shareholders in exchange of land and building. The exchange transaction resulted in a loss of $327,670 to NTCB. The acquisition was recorded by the Company under the purchase method of accounting. Accordingly, the operating results of the acquired business are included in the statement of operations from the date of acquisition, May 11, 2000. The purchase resulted in a negative Goodwill amounting $241,627 representing net worth of NTCB after recording of loss on exchange of shares with land and building. In accordance with APB 16, negative Goodwill was adjusted by reducing values of the non-current assets acquired. In June 2000, the Company contributed additional equity of $250,000 into NTCB.


12.      SUBSEQUENT EVENTS

On August 15, 2000, the company entered into an agreement with Flexxtech Holdings, Inc., whereby Flexxtech Holdings, Inc. acquired 67% newly issued and outstanding common stock of the Company. Flexxtech Holdings, Inc. was issued 203 newly issued shares of the Company in consideration of $1,575,000. On October 31, 2000, the ownership of Flexxtech was increased to 80% of Primavera Corporation. The consideration is payable in cash of $1,250,000 by installments through January 15, 2001 and remaining amount in form of 130,000 shares of Flexxtech Corporation's common stock at $2.50 per share. Flexxtech Corporation is the parent company of Flexxtech Hodings, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flexxtech Corporation



By: /S/ GREG MARDOCK
    ----------------------------
    Greg Mardock, President

Dated:  March 28, 2002